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                                                                    EXHIBIT 10.8

                            ASIAINFO HOLDINGS, INC.
                 1999 INCENTIVE STOCK OPTION PLAN, AS AMENDED

                                   ARTICLE 1

                                    PURPOSE

The purpose of the Plan is to attract employees to AsiaInfo Holdings, Inc., a Delaware corporation (the "Company"), and to its Subsidiaries (hereafter defined), and to provide such persons and employees of the Company and its Subsidiaries with a proprietary interest in the Company through the granting of Incentive Stock Options that will:

(a)  increase the interest of the employees in the Company's welfare;

(b) furnish an incentive to the employees to continue their services for the Company; and

(c) provide a means through which the Company may attract able persons to enter its employ.

                                   ARTICLE 2

                                  DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

"Board" means the board of directors of the Company and, to the extent applicable, such members thereof as are delegated powers under Article 3 of this Plan.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock" means the Common Stock, $.01 par value, which the Company is currently authorized to issue or may in the future be authorized to issue.

"Company" means AsiaInfo Holdings, Inc., a Delaware corporation.

"Date of Grant" means the effective date on which an option is awarded to an employee as set forth in the stock option agreement.

"Incentive Stock Option" means an option to purchase Common Stock of the Company granted under this Plan and which is intended to qualify as an incentive stock option under Section 422 of the Code.

"Option Period" means the period during which an option may be exercised.
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"Plan" means this AsiaInfo Holdings, Inc., 1999 Incentive Stock Option Plan, as
amended from time to time.

"Subsidiary" means any corporation, partnership, limited liability company, or other entity (for the purposes of this definition, a "company") in an unbroken chain of companies beginning with the Company if, at the time of the granting of an Incentive Stock Option, each of the companies other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other companies in the chain, and "Subsidiaries" means more than one of any such companies.

                                   ARTICLE 3

                                ADMINISTRATION

The Plan shall be administered by the Board; provided, however, that the Board in its discretion may appoint a Stock Option Committee (the "Committee") or designate the Compensation Committee of the Board as the Committee, the Committee consisting of not fewer than two persons, for the purpose of administering the Plan (hereafter, for convenience only, all references to administration will be to the Board). The Board may upon resolution delegate some or all of its powers with respect to the administration of the Plan to the Committee. The Committee shall have only such powers as may be so delegated.

If the Board delegates some or all of its powers to the Committee as provided hereunder, any member of the Committee (or all members in the event the Board elects to assume direct responsibility for administration of the Plan) may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. The Committee shall select one of its members to act as its Chairman and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee shall determine and designate from time the employees to whom options will be granted, the number of shares subject to each option, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. If no Committee is appointed, the Board shall have the powers described in this Article.

                                   ARTICLE 4

                                  ELIGIBILITY

Any employee of the Company or any of its Subsidiaries whose judgment, initiative and

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efforts contributed or may be expected to contribute to a successful performance of the Company is eligible to participate in the Plan.

                                   ARTICLE 5

                            SHARES SUBJECT TO PLAN

The Board may not grant options under the Plan for more than Four Million Five Hundred and Eight Thousand (4,508,000) shares of Common Stock of the Company (as may be adjusted in accordance with Article 20 hereof). Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration or cancellation of an option granted under the Plan may be reoffered under the Plan.

                                   ARTICLE 6

                          STOCK OWNERSHIP LIMITATIONS

No option may be granted to an employee who owns more than 5% of the total combined voting power of all classes of stock of the Company or its Subsidiaries; provided, however, that this limitation will not apply if the exercise price is at least 110% of the fair market value of the stock of the Company on the Date of Grant and the Option Period is not greater than five years from the Date of Grant.

                                   ARTICLE 7

                            LIMITATION ON EXERCISES

To the extent required by the Code, the exercise of options granted under the Plan shall be subject to the $100,000 calendar-year limit set forth in Section 422(d) of the Code.

                                   ARTICLE 8

                              ALLOTMENT OF SHARES

The Board shall determine the number of shares of Common Stock to be offered from time to time by grant of options to participants under the Plan. The grant of an option to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, participation in any other grant of options under the Plan.

                                   ARTICLE 9

                               GRANT OF OPTIONS

All options under the Plan shall be granted by the Board and are intended to be Incentive

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Stock Options. The grant of options shall be evidenced by stock option agreements setting forth the total number of shares subject to the option, the exercise price, the term of the option, the Date of Grant, and such other terms and provisions as are approved by the Board, but not inconsistent with the Plan, including provisions that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Company shall execute stock option agreements with the participants after approval of the issuance of stock option grants. The Plan shall be submitted to the Company's stockholders for approval; however, the Board may grant options under the Plan prior to the time of stockholder approval.

                                  ARTICLE 10

                                EXERCISE PRICE

The exercise price shall not be less than 100% of the fair market value per share of the Common Stock on the Date of Grant. The Board shall determine the fair market value of the Common Stock on the Date of Grant and shall set forth the determination in its minutes, using any reasonable valuation method.

                                   ARTICLE 11

                                 OPTION PERIOD

The Option Period of each option will begin and terminate on the dates specified by the Board, but may not terminate later than ten years from the Date of Grant. No option granted under the Plan may be exercised at any time after its term. The Board may provide for exercise of options immediately or in instalments and upon such other terms, conditions and restrictions as it may determine, including granting the Company the right to repurchase shares issued upon exercise of options.

                                  ARTICLE 12

                           TERMINATION OF EMPLOYMENT

In the event a participant shall cease to be employed by the Company or its Subsidiaries, such participant's Incentive Stock Options shall be terminated as follows:

(a) Death. In the event of death while employed, the option may be exercised, for a period of ninety (90) days after the participant's death or until expiration of the Option Period (if sooner) to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death; such option may only be exercised by the personal representative of the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the participant's death.

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(b)  Disability. In the event of termination of employment as the result of a total and permanent disability (as defined in Section 22 (e) of the Code), the option may be exercised by the participant or his guardian for a period of ninety (90) days after such termination or until expiration of the Option Period (if sooner), to the extent of the shares with respect to which the option could have been exercised by the participant on the date of such termination.

(c) Termination for Other Reasons. In the event of termination of employment (for reasons other than as set forth in subparagraphs (a) and (b) above), the option may be exercised by participant for a period of 30 days after the participant's termination or until expiration of the Option Period (if sooner), to the extent of the shares with respect to which the option could have been exercised by the participant on the date of termination.

                                   ARTICLE 13

                                    PAYMENT

Full payment for shares purchased upon exercise of an option shall be made in cash, at the option of the Board by the participant's delivery to the Company of shares of Common Stock which have a fair market value equal to the exercise price, or at the option of the Board in any combination of cash and shares of Common Stock having an aggregate fair market value equal to the exercise price. No shares may be issued until full payment of the purchase price thereof has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

                                  ARTICLE 14

                              EXERCISE OF OPTIONS

Options granted under the Plan may be exercised during the Option Period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth in the applicable stock option agreements. If the Board imposes conditions upon exercise, then subsequent to the Date of Grant the Board may, also in its sole discretion, accelerate the date on which all or any portion of the options may be exercised. In no event may an option be exercised or shares be issued pursuant to an option if necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

                                  ARTICLE 15

                               NON-ASSIGNABILITY

An option granted to a participant may not be transferred or assigned other than by will or by

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the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in Code Section 411(a)(13). If the participant attempts to alienate, assign, pledge, hypothecate or otherwise dispose of his option or any right thereunder, except as provided for in this Plan or the stock option agreement, or in the event of any levy, attachment, execution or similar process upon the right or interest conferred by this Plan or the stock option agreement, the Board may terminate the participant's option by notice to him, and it shall thereupon become null and void.

                                  ARTICLE 16

                           DISQUALIFYING DISPOSITION

If stock acquired upon exercise of an Incentive Stock Option is disposed of by a participant prior to the expiration of either two years from the Date of Grant of such option or one year from the transfer of shares to the participant pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a participant shall not affect the status of any other option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                  ARTICLE 17

                          AMENDMENT OR DISCONTINUANCE

The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, unless stockholders approval is required to maintain the special tax treatment for Incentive Stock Options under the Code or by any stock exchange on which the shares to be issued upon exercise of the options are listed. No amendment may adversely affect an outstanding option without the consent of the participant.

                                   ARTICLE 18

                               EFFECT OF THE PLAN

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any officer or employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.

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                                  ARTICLE 19

                                     TERM

Unless sooner terminated by action of the Board, the Plan will terminate on the [tenth] anniversary of the Effective Date, but options granted before the date will continue to be effective in accordance with their terms and conditions.

                                  ARTICLE 20

                  RECAPITALIZATION, MERGER AND CONSOLIDATION

(a) The existence of this Plan and options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or the liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether or a similar character or otherwise.

(b)  The number of shares of Common Stock available under the Plan described in
     Article 5, the number of shares of Common Stock that may be purchased pursuant to options granted under the Plan, and the consideration payable per share upon exercise, shall be proportionately adjusted by the Board for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment.

(c) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the option would have been entitled.

(d) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding options, that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding options to be thereafter exercisable (subject to appropriate adjustment, if appropriate, as to the per share exercise prices for such

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     stock, securities, cash or property, as determined under subsection (b)
     above) in accordance with their terms. Notwithstanding the foregoing, however, all such options may be cancelled by the Company as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares subject to such outstanding options.

(e) In the event that either sufficient shares of the Company's Common Stock are purchased, or any tender, exchange or similar offer is commenced which would, if successful (i) result in any of the events described in sections 20(c) and (d) or (ii) materially alter the structure or business of the Company, then, notwithstanding any other provision in its Plan to the contrary, all unmatured instalments of options outstanding shall thereupon automatically be accelerated and exercisable in full and any right the Company may have to repurchase shares issued upon exercise of options shall terminate. The determination of the Board that any of the foregoing conditions has been met shall be binding and conclusive an all parties.

(f) Expect as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to options granted pursuant to this Plan.

(g) Upon the occurrence of each event requiring an adjustment of the price or the number of shares purchasable pursuant to options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such participant.

                                  ARTICLE 21

                          LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all its property, or (ii) dissolve, liquidate, or wind up its affairs, then each participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each option shall be reduced, on the payment date of such

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distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 22

                          OPTIONS IN SUBSTITUTION FOR

                  STOCK OPTIONS GRANTED BY OTHER CORPORATIONS

Stock options may be granted under the Plan from time to time in substitution for such options held by employees of a corporation who become or are about to become employees of the Company or its Subsidiaries as the result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of stock of the employing entity. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE 23

                               INVESTMENT INTENT

The Company may require that there be presented to and filed with it by any participant under the Plan, such evidence as it may deem necessary to establish that the options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

                                  ARTICLE 24

                        NO RIGHT TO CONTINUE EMPLOYMENT

Nothing in the Plan or the grant of any option confers upon any employee the right to continue in the employ of the Company or its Subsidiaries or interferes with or restricts in any way the right of the Company or its Subsidiaries to discharge any employee at any time (subject to any contract rights of such employee).

                                   ARTICLE 25

                     INDEMNIFICATION OF BOARD AND COMMITTEE

No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the

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Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. This obligation shall survive any termination of this Plan.

                                  ARTICLE 26

                               TAX REQUIREMENTS

The Company shall have the right to deduct from all amounts hereunder paid in cash any taxes required by United States (including state and local taxes) or other applicable law to be withheld with respect to such cash payments. The employee receiving shares issued upon exercise of any stock option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the employee (which may be effected by the actual delivery of shares of Common Stock by the employee or by the Company's withholding a number of shares to be issued upon the exercise of the stock option), which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof.

                                  ARTICLE 27

                                EFFECTIVE DATE

The effective date (the "Effective Date") of the Plan shall be 1 June 1999, that is, the date the plan was approved and adopted by the Board.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the effective date, by its President pursuant to prior action taken by the Board.

                              ASIAINFO HOLDINGS, INC.

                              By:        James Ding
                              Title:     CEO and Company Secretary

                              Signature:      /s/ James Ding
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